SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  July 5, 1996

                     BALCOR REALTY INVESTORS 85-SERIES III
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14350
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3333344
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Shadowridge Apartments

In 1983, Shadowridge Apartments, Las Vegas, Nevada, was acquired by a joint venture (the "Joint Venture") in which the Partnership and an affiliate hold interests of 70% and 30%, respectively. The affiliate made contributions to the Joint Venture totaling approximately $2,372,000 and the Partnership made total capital contributions to the Joint Venture of approximately $5,288,514. The property was acquired subject to first mortgage financing of $9,008,000.

On July 5, 1996, the Joint Venture contracted to sell the property for a sale price of $12,750,000 to an unaffiliated party, Sherman Oaks Limited Partnership. The purchaser has deposited $150,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on August 23, 1996. From the proceeds of the sale, the Joint Venture will pay the outstanding balance of the first mortgage loan which is expected to have an outstanding balance at closing of approximately $7,962,000 and $255,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services in connection with the sale of the property of $95,625. The Joint Venture will receive the remaining proceeds of approximately $4,437,000, less closing costs, of which the Partnership's share is expected to be approximately $3,105,000. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) North Hill Apartments

In 1985, North Hill Apartments, DeKalb County, Georgia, was acquired by a limited partnership (the "Joint Venture") the general partner of which was a joint venture between the Partnership and an affiliate. The limited partner of the Joint Venture was an affiliate of the seller. The Partnership contributed approximately $5,772,000 and the affiliate contributed approximately $1,924,275 from their respective offering proceeds towards the purchase of the property. The property was purchased subject to $18,700,000 of first mortgage financing. In 1986, the limited partner assigned its interest in the Joint Venture to the Partnership and affiliate which hold interests of 75% and 25%, respectively, in the Joint Venture. In 1994, the Joint Venture repaid the first mortgage loan with proceeds from a new first mortgage loan of $16,795,600, proceeds of a $1,350,000 note (the "Note"), each from an unaffiliated party, and Joint Venture cash reserves. The Note is non-interest bearing and will be repaid only to the extent that the net proceeds from the sale of the property exceed a certain predetermined level.
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On July 15, 1996, the Joint Venture contracted to sell the property for a sale price of $24,000,000 to an unaffiliated party, Jupiter Realty Corporation, an Illinois corporation. The purchase price may be reduced pursuant to an agreed upon formula based on whether or not the occupancy rate of the property exceeds 92% at closing, scheduled for September 19, 1996. The current occupancy rate of the property is 97%. The closing may be extended to a date no later than October 21, 1996 upon notice by the Joint Venture or the purchaser to the other party on or before September 12, 1996.

The purchaser has deposited $175,000 into an escrow account as earnest money and is obligated to deposit an additional $175,000 on or before August 29, 1996. The purchaser is expected to purchase the property subject to the first mortgage loan, which is expected to have an outstanding principal balance of approximately $16,558,000, at closing. The purchaser will also assume all the obligations of the Joint Venture under the tax-exempt bonds which fund the mortgage loan. The remaining $7,442,000 of the sale price will be paid by the purchaser at closing. From the proceeds of the sale, the Joint Venture will pay $240,000 to an unaffiliated party as a brokerage commission and a $180,000 fee to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The net sales proceeds will not exceed the level required in order for the holder of the Note to receive any proceeds with the result that the Note will not be repaid but will be canceled by the holder. The Joint Venture will receive the remaining proceeds of approximately $7,022,000, less closing costs, which will be distributed among the Partnership and the affiliate in accordance with their participating percentages in the Joint Venture. The Partnership is expected to receive approximately $5,266,500, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of various parties relating to the first mortgage loan. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER INFORMATION
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a) Country Ridge Apartments

As previously reported, on April 23, 1996, the Partnership contracted to sell Country Ridge Apartments, Farmington Hills, Michigan, to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $15,950,000. The sale closed on June 5, 1996. From the proceeds of the sale, the Partnership paid the outstanding balance of the first mortgage loan of approximately $8,770,300, legal fees of approximately $15,000 and a $119,625 fee to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received approximately $7,045,000 of remaining proceeds. Of such amount, $500,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after closing.
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b)  Lakeville Resort Apartments

As previously reported, on April 23, 1996, a joint venture consisting of the Partnership and an affiliate which owns Lakeville Resort Apartments, Petaluma, California, contracted to sell the property to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The closing of the sale has been extended to September 3, 1996.

c)  Park Place Apartments, Phase II

As previously reported, on April 23, 1996, the Partnership contracted to sell Park Place Apartments, Phase II, Plymouth, Minnesota, to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The closing of the sale has been extended to September 3, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Shadowridge Apartments, Las Vegas, Nevada.

               (b) Agreement of Sale and attachments thereto relating to the sale of North Hill Apartments, DeKalb County, Georgia.

          (99) (a) Master Amendment and Agreement dated May 22, 1996 relating to the sales of Country Ridge Apartments, Farmington Hills, Michigan; Lakeville Resort Apartments, Petaluma, California; and Park Place Apartments, Phase II, Plymouth, Minnesota.

               (b) Master Amendment and Agreement #2 dated May 22, 1996 relating to the sales of Country Ridge Apartments, Farmington Hills, Michigan; Lakeville Resort Apartments, Petaluma, California; and Park Place Apartments, Phase II, Plymouth, Minnesota.

               (c) Letter Agreements dated May 22, 1996 and July 8, 1996 relating to the sale of Lakeville Resort Apartments, Petaluma, California.

               (d) Letter Agreements dated May 22, 1996 and July 8, 1996 relating to the sale of Park Place Apartments, Phase II, Plymouth, Minnesota.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85-SERIES III
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVIII, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  July 19, 1996
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